Security Large Cap Value Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement dated November 12, 2013

to the Statutory Prospectus and Statement of Additional Information Dated June 7, 2013,

as supplemented from time to time

This supplement provides additional information beyond that contained in the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) and should be read in conjunction with the Prospectus and SAI.

Effective immediately, the Prospectus and SAI will be revised substantially as follows:

The first paragraph of the section titled “Portfolio Holdings” on page 9 of the Prospectus will be replaced in its entirety as set forth below.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s underlying portfolio securities is available in the Fund’s Statement of Additional Information.

The second, third and fourth paragraphs of the section titled “Market Timing/Short-Term Trading” beginning on page 19 of the Prospectus will be replaced in their entirety as set forth below.

For purposes of applying the Fund’s policies, the Investment Manager may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Fund.

No restrictions are applied to transfers, purchases and redemptions of the Fund by certain “funds of funds” within the Fund’s group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Fund’s objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Fund.

In its sole discretion, the Fund may revise its market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers).

The first and second sentences of the third paragraph of the section titled “Disclosure of Portfolio Holdings” on page 22 of the SAI will be replaced in their entirety as set forth below.

The Fund will publish a complete list of its quarter-end portfolio holdings on its website at www.guggenheiminvestments.com generally within 60 days of the quarter-end. Such information will remain online for approximately 12 months, or as otherwise required by law.

The first paragraph of the section titled “Investment Management” beginning on page 34 of the SAI will be replaced in its entirety as set forth below.

The Investment Manager, Security Investors, LLC, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, has served as investment adviser to series of Security Large Cap Value Fund since April 1, 1964. The Investment Manager also acts as investment adviser to series of Security Equity Fund, Security Income Fund, Security Mid Cap Growth Fund and SBL Fund, and since January 2011, to series of Rydex ETF Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust. The Investment Manager is an indirect wholly-owned subsidiary of Guggenheim Capital, LLC, an affiliate of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a global, diversified financial services firm with more than $180 billion in assets under management as of June 30, 2013.

Please Retain This Supplement for Future Reference

LCVI-SUP-1113x0114